Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Quarterly revenues increased 15 percent year-over-year to $172.7 million; GAAP earnings were $0.66 per diluted share; non-GAAP earnings were $0.83 per diluted share

Full-year revenues grew 44 percent to $703.3 million; full-year GAAP earnings were $2.67 per diluted share; non-GAAP earnings grew 92 percent to $3.26 per diluted share

Full-year cash flow from operations was $230.9 million; $100M added to repurchase authorization; quarterly dividend rises by 20 percent to $0.18 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 3, 2022--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2021. Net revenues for the fourth quarter of 2021 were $172.7 million, down two percent compared to the prior quarter and up 15 percent from the fourth quarter of 2020. Net income for the fourth quarter was $40.7 million or $0.66 per diluted share compared to $0.69 per diluted share in the prior quarter and $0.45 per diluted share in the fourth quarter of 2020. Cash flow from operations for the fourth quarter was $47.2 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the fourth quarter of 2021 was $50.9 million or $0.83 per diluted share compared with $0.84 per diluted share in the prior quarter and $0.60 per diluted share in the fourth quarter of 2020. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

For the full year, net revenues were $703.3 million, an increase of 44 percent compared to the prior year. Net income was $164.4 million or $2.67 per diluted share, compared to $1.17 per diluted share in the prior year. Non-GAAP net income was $200.2 million or $3.26 per diluted share, up 92 percent compared to $1.70 per diluted share in the prior year. Cash flow from operations for the year was $230.9 million.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “We capped an outstanding year with another strong quarter, and we are excited about the opportunities ahead. The secular trends underpinning our 2021 results—including energy efficiency, electrification, smart homes and appliances, and advanced chargers—remain in full effect for 2022. Our highly integrated GaN products are driving a revolution in smartphone and notebook chargers, and we expect a wide range of impressive new designs to come to market in the year ahead. Our BridgeSwitch™ motor-drive ICs are ramping at top-tier appliance customers, adding a new revenue stream for 2022. Our manufacturing model and our investments in capacity have been competitive advantages for us in this supply-constrained environment, and we are well positioned in terms of inventory and capacity to support strong demand in 2022.”

Additional Highlights

  Power Integrations repurchased approximately 423,000 shares of its common stock during the fourth quarter and approximately 820,000 shares in January, exhausting the $105 million remaining on the company’s repurchase authorization. The company’s board of directors has subsequently allocated an additional $100 million for share repurchases.
  The company paid a cash dividend of $0.15 per share on December 31, 2021. The company’s board of directors has declared a dividend of $0.18 per share to be paid on March 31, 2022 to stockholders of record as of February 28, 2022.

Financial Outlook

The company issued the following forecast for the first quarter of 2022:

  Revenues are expected to be $180 million plus or minus $5 million.
  Gross margins are expected to be similar to the levels of the prior quarter.
  GAAP operating expenses are expected to be between $48.5 million and $49.5 million; non-GAAP operating expenses are expected to be between $40.5 million and $41.5 million. Non-GAAP expenses are expected to exclude approximately $7.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/iobnvsok. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance, secular trends remaining in full effect, adoption of GaN products, new designs coming to market and its ability to support strong demand in 2022 are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 5, 2021. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations, BridgeSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
NET REVENUES	$ 172,654	$ 176,776	$ 150,693	$ 703,277	$ 488,318

COST OF REVENUES	79,478	85,037	76,688	342,638	244,728

GROSS PROFIT	93,176	91,739	74,005	360,639	243,590

OPERATING EXPENSES:
Research and development	22,028	21,137	21,921	84,933	81,711
Sales and marketing	15,590	15,443	14,113	60,037	53,578
General and administrative	11,073	9,386	10,028	39,840	36,895
Amortization of acquisition-related intangible assets	181	181	216	771	919
Total operating expenses	48,872	46,147	46,278	185,581	173,103

INCOME FROM OPERATIONS	44,304	45,592	27,727	175,058	70,487

OTHER INCOME	101	206	630	1,077	4,764

INCOME BEFORE INCOME TAXES	44,405	45,798	28,357	176,135	75,251

PROVISION FOR INCOME TAXES	3,705	3,764	1,079	11,722	4,075

NET INCOME	$ 40,700	$ 42,034	$ 27,278	$ 164,413	$ 71,176

EARNINGS PER SHARE:
Basic	$ 0.68	$ 0.70	$ 0.46	$ 2.73	$ 1.19
Diluted	$ 0.66	$ 0.69	$ 0.45	$ 2.67	$ 1.17

SHARES USED IN PER-SHARE CALCULATION:
Basic	60,259	60,319	59,879	60,327	59,657
Diluted	61,381	61,363	61,176	61,467	60,845

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Stock-based compensation expenses included in:
Cost of revenues	$ 424	$ 664	$ 713	$ 2,359	$ 1,963
Research and development	3,522	3,055	2,942	12,127	10,378
Sales and marketing	2,090	2,201	1,740	7,630	6,290
General and administrative	4,248	3,725	3,468	15,493	12,281
Total stock-based compensation expense	$ 10,284	$ 9,645	$ 8,863	$ 37,609	$ 30,912

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$ 552	$ 552	$ 799	$ 2,477	$ 3,196

	Three Months Ended			Twelve Months Ended
REVENUE MIX BY END MARKET	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Communications	23%	25%	34%	30%	30%
Computer	10%	11%	9%	10%	7%
Consumer	35%	34%	31%	32%	33%
Industrial	32%	30%	26%	28%	30%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$ 93,176	$ 91,739	$ 74,005	$ 360,639	$ 243,590
	GAAP gross margin	54.0%	51.9%	49.1%	51.3%	49.9%

	Stock-based compensation included in cost of revenues	424	664	713	2,359	1,963
	Amortization of acquisition-related intangible assets	552	552	799	2,477	3,196

	Non-GAAP gross profit	$ 94,152	$ 92,955	$ 75,517	$ 365,475	$ 248,749
	Non-GAAP gross margin	54.5%	52.6%	50.1%	52.0%	50.9%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF OPERATING EXPENSES	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	GAAP operating expenses	$ 48,872	$ 46,147	$ 46,278	$ 185,581	$ 173,103

Less:	Stock-based compensation expense included in operating expenses
	Research and development	3,522	3,055	2,942	12,127	10,378
	Sales and marketing	2,090	2,201	1,740	7,630	6,290
	General and administrative	4,248	3,725	3,468	15,493	12,281
	Total	9,860	8,981	8,150	35,250	28,949

	Amortization of acquisition-related intangible assets	181	181	216	771	919

	Non-GAAP operating expenses	$ 38,831	$ 36,985	$ 37,912	$ 149,560	$ 143,235

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	GAAP income from operations	$ 44,304	$ 45,592	$ 27,727	$ 175,058	$ 70,487
	GAAP operating margin	25.7%	25.8%	18.4%	24.9%	14.4%

Add:	Total stock-based compensation	10,284	9,645	8,863	37,609	30,912
	Amortization of acquisition-related intangible assets	733	733	1,015	3,248	4,115

	Non-GAAP income from operations	$ 55,321	$ 55,970	$ 37,605	$ 215,915	$ 105,514
	Non-GAAP operating margin	32.0%	31.7%	25.0%	30.7%	21.6%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF PROVISION FOR INCOME TAXES	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	GAAP provision for income taxes	$ 3,705	$ 3,764	$ 1,079	$ 11,722	$ 4,075
	GAAP effective tax rate	8.3%	8.2%	3.8%	6.7%	5.4%

	Tax effect of adjustments to GAAP results	(800)	(565)	(725)	(5,044)	(2,719)

	Non-GAAP provision for income taxes	$ 4,505	$ 4,329	$ 1,804	$ 16,766	$ 6,794
	Non-GAAP effective tax rate	8.1%	7.7%	4.7%	7.7%	6.2%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	GAAP net income	$ 40,700	$ 42,034	$ 27,278	$ 164,413	$ 71,176

	Adjustments to GAAP net income
	Stock-based compensation	10,284	9,645	8,863	37,609	30,912
	Amortization of acquisition-related intangible assets	733	733	1,015	3,248	4,115
	Tax effect of items excluded from non-GAAP results	(800)	(565)	(725)	(5,044)	(2,719)

	Non-GAAP net income	$ 50,917	$ 51,847	$ 36,431	$ 200,226	$ 103,484

	Average shares outstanding for calculation
	of non-GAAP net income per share (diluted)	61,381	61,363	61,176	61,467	60,845

	Non-GAAP net income per share (diluted)	$ 0.83	$ 0.84	$ 0.60	$ 3.26	$ 1.70

	GAAP net income per share (diluted)	$ 0.66	$ 0.69	$ 0.45	$ 2.67	$ 1.17

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2021	September 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 158,117	$ 262,435	$ 258,874
Short-term marketable securities	372,235	286,506	190,318
Accounts receivable, net	41,393	38,872	35,910
Inventories	99,266	91,814	102,878
Prepaid expenses and other current assets	15,804	23,720	13,252
Total current assets	686,815	703,347	601,232

PROPERTY AND EQUIPMENT, net	179,824	168,498	166,188
INTANGIBLE ASSETS, net	9,012	9,807	12,506
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	16,433	3,266	3,339
OTHER ASSETS	30,554	28,223	28,225
Total assets	$ 1,014,487	$ 1,004,990	$ 903,339

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$ 43,721	$ 40,390	$ 34,712
Accrued payroll and related expenses	15,492	14,064	14,806
Taxes payable	1,210	970	902
Other accrued liabilities	11,898	10,638	12,106
Total current liabilities	72,321	66,062	62,526

LONG-TERM LIABILITIES:
Income taxes payable	15,280	14,644	15,588
Other liabilities	14,854	15,928	14,814
Total liabilities	102,455	96,634	92,928

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	162,301	189,790	190,920
Accumulated other comprehensive loss	(3,737)	(3,249)	(2,163)
Retained earnings	753,440	721,787	621,626
Total stockholders' equity	912,032	908,356	810,411
Total liabilities and stockholders' equity	$ 1,014,487	$ 1,004,990	$ 903,339

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 40,700	$ 42,034	$ 27,278	$ 164,413	$ 71,176
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,054	8,126	6,672	31,454	23,743
Amortization of intangible assets	795	794	1,076	3,494	4,359
Loss on disposal of property and equipment	905	2,162	214	3,105	525
Stock-based compensation expense	10,284	9,645	8,863	37,609	30,912
Amortization of premium on marketable securities	815	475	180	1,590	705
Deferred income taxes	(13,228)	(1,194)	(692)	(13,240)	(592)
Increase (decrease) in accounts receivable allowance for credit losses	1	(74)	(491)	18	(336)
Change in operating assets and liabilities:
Accounts receivable	(2,522)	2,554	(5,972)	(5,501)	(11,300)
Inventories	(7,452)	(2,171)	1,927	3,612	(12,498)
Prepaid expenses and other assets	9,299	(472)	3,020	4,326	9,153
Accounts payable	(2,566)	(1,420)	(668)	4,067	5,697
Taxes payable and other accrued liabilities	2,078	(1,724)	4,959	(4,079)	4,095
Net cash provided by operating activities	47,163	58,735	46,366	230,868	125,639

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(16,967)	(11,011)	(34,860)	(47,272)	(70,598)
Proceeds from sale of property and equipment	-	-	320	35	651
Purchases of marketable securities	(172,115)	(193,150)	(43,637)	(554,018)	(109,703)
Proceeds from sales and maturities of marketable securities	84,421	123,953	64,390	368,457	151,385
Net cash used in investing activities	(104,661)	(80,208)	(13,787)	(232,798)	(28,265)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	4,058	865	7,710	10,527
Repurchase of common stock	(37,773)	(9,791)	-	(73,938)	(2,636)
Payments of dividends to stockholders	(9,047)	(7,840)	(6,584)	(32,599)	(25,081)
Net cash used in financing activities	(46,820)	(13,573)	(5,719)	(98,827)	(17,190)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(104,318)	(35,046)	26,860	(100,757)	80,184

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	262,435	297,481	232,014	258,874	178,690

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 158,117	$ 262,435	$ 258,874	$ 158,117	$ 258,874

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com